Second Quarter 2023 Supplemental Information July 26, 2023

This presentation is issued by Annaly Capital Management, Inc. ("Annaly"), an internally managed, publicly traded company that has elected to be taxed as a real estate investment trust for federal income tax purposes, and is being furnished in connection with Annaly’s Second Quarter 2023 earnings release. This presentation is provided for investors in Annaly for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument. Forward-Looking Statements This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Such statements include those relating to the Company’s future performance, macro outlook, the interest rate and credit environments, tax reform and future opportunities. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of the Company’s assets; changes in business conditions and the general economy including cybersecurity incidents; the Company’s ability to grow its residential credit business; the Company's ability to grow its mortgage servicing rights business; credit risks related to the Company’s investments in credit risk transfer securities and residential mortgage-backed securities and related residential mortgage credit assets; risks related to investments in mortgage servicing rights; the Company’s ability to consummate any contemplated investment opportunities; changes in government regulations or policy affecting the Company’s business; the Company’s ability to maintain its qualification as a REIT for U.S. federal income tax purposes; the Company’s ability to maintain its exemption from registration under the Investment Company Act of 1940; operational risks or risk management failures by us or critical third parties, including cybersecurity incidents; and risks and uncertainties related to the COVID-19 pandemic, including as related to adverse economic conditions on real estate-related assets and financing conditions. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. We use our website (www.annaly.com) and LinkedIn account (www.linkedin.com/company/annaly-capital-management) as channels of distribution of company information. The information we post through these channels may be deemed material. Accordingly, investors should monitor these channels, in addition to following our press releases, SEC filings and public conference calls and webcasts. In addition, you may automatically receive email alerts and other information about Annaly when you enroll your email address by visiting the "Investors" section of our website, then clicking on "Investor Resources" and selecting "Email Alerts" to complete the email notification form. Our website, any alerts and social media channels are not incorporated into this document. Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. The information contained herein is not intended to provide, and should not be relied upon for accounting, legal or tax advice or investment recommendations for Annaly or any of its affiliates. Regardless of source, information is believed to be reliable for purposes used herein, but Annaly makes no representation or warranty as to the accuracy or completeness thereof and does not take any responsibility for information obtained from sources outside of Annaly. Certain information contained in the presentation discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. Basis of Presentation On September 8, 2022, the Company announced that its Board of Directors had unanimously approved a reverse stock split of the Company’s common stock at a ratio of 1-for-4 (the “Reverse Stock Split”). The Reverse Stock Split was effective following the close of business on September 23, 2022 (the “Effective Time”). Accordingly, at the Effective Time, every four issued and outstanding shares of the Company’s common stock were converted into one share of the Company’s common stock. No fractional shares were issued in connection with the Reverse Stock Split. Instead, each stockholder that would have held fractional shares as a result of the Reverse Stock Split received cash in lieu of such fractional shares. The par value per share of the Company’s common stock remained unchanged at $0.01 per share after the Reverse Stock Split. Accordingly, for all historical periods presented, an amount equal to the par value of the reduced number of shares resulting from the Reverse Stock Split was reclassified from Common stock to Additional paid in capital in the Company’s Consolidated Statements of Financial Condition. All other references made to share or per share amounts in the accompanying consolidated financial statements and disclosures have also been retroactively adjusted, where applicable, to reflect the effects of the Reverse Stock Split. 1 Important Notices

Portfolio Efficiency GAAP Key Statistics Income Statement Balance Sheet   For the quarters ended 6/30/2023 3/31/2023 GAAP net income (loss) per average common share (1) $0.27 ($1.79) Earnings available for distribution per average common share *(1) $0.72 $0.81 Annualized GAAP return (loss) on average equity 5.42% (28.84%) Annualized EAD return on average equity* 13.22% 14.82% Book value per common share $20.73 $20.77 GAAP leverage at period-end (2) 6.1x 5.9x Economic leverage at period-end *(2) 5.8x 6.4x GAAP capital ratio at period-end (3) 13.3% 13.7% Economic capital ratio at period-end *(3) 14.3% 13.2% Securities $71,202,461 $69,238,185 Loans, net 1,154,320 1,642,822 Mortgage servicing rights (4) 2,018,896 1,790,980 Assets transferred or pledged to securitization vehicles 11,318,419 10,277,588 Total investment portfolio $85,694,096 $82,949,575 Net interest margin (5) (0.15%) 0.09% Average yield on interest earning assets (6) 4.27% 3.96% Average GAAP cost of interest bearing liabilities (7) 5.00% 4.52% Net interest spread (0.73%) (0.56%) Net interest margin (excluding PAA) *(5) 1.66% 1.76% Average yield on interest earning assets (excluding PAA) *(6) 4.22% 3.96% Average economic cost of interest bearing liabilities *(7) 2.77% 2.34% Net interest spread (excluding PAA) * 1.45% 1.62% Operating expenses to earnings available for distribution * 11.02% 9.56% Annualized operating expenses as a % of average total assets 0.19% 0.19% Annualized operating expenses as a % of average total equity 1.44% 1.40% Unaudited, dollars in thousands except per share amounts 2 Financial Snapshot Non-GAAP Key Statistics ______________ * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation.

Portfolio Data

Unaudited, dollars in thousands

		For the quarters ended				
		6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Portfolio-Related Data	Agency mortgage-backed securities	$67,764,264	$65,623,534	$62,274,895	$63,037,241	$55,593,336
	Residential credit risk transfer securities	1,064,401	1,085,384	997,557	1,056,906	965,714
	Non-agency mortgage-backed securities	2,008,106	2,028,656	1,991,146	2,156,706	2,026,658
	Commercial mortgage-backed securities	365,690	500,611	526,309	588,500	457,026
	Total securities	$71,202,461	$69,238,185	$65,789,907	$66,839,353	$59,042,734
	Residential mortgage loans	$1,154,320	$1,642,822	$1,809,832	$1,551,637	$1,486,811
	Residential mortgage loan warehouse facility	—	—	—	70	322
	Total loans, net	$1,154,320	$1,642,822	$1,809,832	$1,551,707	$1,487,133
	Mortgage servicing rights	$2,018,896	$1,790,980	$1,748,209	$1,705,254	$1,421,420
	Interests in MSR	$—	$—	$—	$—	$83,622
	Agency mortgage-backed securities transferred or pledged to securitization vehicles	$—	$—	$—	$431,388	$458,268
	Residential mortgage loans transferred or pledged to securitization vehicles	11,318,419	10,277,588	9,121,912	8,770,626	8,418,979
	Assets transferred or pledged to securitization vehicles	$11,318,419	$10,277,588	$9,121,912	$9,202,014	$8,877,247
	Assets of disposal group held for sale (1)	$—	$—	$—	$11,371	$97,414
	Total investment portfolio	$85,694,096	$82,949,575	$78,469,860	$79,309,699	$71,009,570
	Total assets	$89,330,477	$86,832,017	$81,850,712	$85,406,764	$73,637,249
	Period-end TBA contract and CMBX balances, implied market value	$3,627,716	$12,386,325	$10,984,878	$15,587,425	$19,680,003
	Average TBA contract and CMBX balances, implied market value	$6,305,144	$13,935,845	$11,492,947	$18,718,194	$20,436,269

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY 3

Financing and Capital Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Financing Data	Repurchase agreements	$61,637,600	$60,993,018	$59,512,597	$54,160,731	$51,364,097
	Other secured financing	500,000	250,000	250,000	250,000	—
	Debt issued by securitization vehicles	9,789,282	8,805,911	7,744,160	7,844,518	7,502,483
	Participations issued	492,307	673,431	800,849	745,729	696,944
	Total debt	$72,419,189	$70,722,360	$68,307,606	$63,000,978	$59,563,524
	Liabilities of disposal group held for sale [1]	$—	$—	$—	$1,151	$3,608
	Total liabilities	$77,443,132	$74,922,984	$70,481,286	$74,455,209	$62,547,349
	Cumulative redeemable preferred stock	$1,536,569	$1,536,569	$1,536,569	$1,536,569	$1,536,569
	Common equity [2]	10,239,710	10,255,553	9,733,874	9,329,550	9,490,182
	Total Annaly stockholders' equity	11,776,279	11,792,122	11,270,443	10,866,119	11,026,751
	Non-controlling interests	111,066	116,911	98,983	85,436	63,149
	Total equity	$11,887,345	$11,909,033	$11,369,426	$10,951,555	$11,089,900
Key Capital and Hedging Metrics	Weighted average days to maturity of repurchase agreements	44	59	27	57	47
	Weighted average rate on repurchase agreements, for the quarter [3][4]	5.15%	4.62%	3.72%	2.25%	0.81%
	Weighted average rate on repurchase agreements, at period-end [4]	5.29%	5.03%	4.29%	3.13%	1.60%
	GAAP leverage at period-end	6.1x	5.9x	6.0x	5.8x	5.4x
	Economic leverage at period-end *	5.8x	6.4x	6.3x	7.1x	6.6x
	GAAP capital ratio at period-end	13.3%	13.7%	13.9%	12.8%	15.1%
	Economic capital ratio at period-end *	14.3%	13.2%	13.4%	11.8%	13.0%
	Book value per common share	$20.73	$20.77	$20.79	$19.94	$23.59
	Total common shares outstanding	493,893	493,881	468,310	467,911	402,304
	Hedge ratio [5]	105%	106%	107%	111%	104%
	Weighted average pay rate on interest rate swaps, at period-end	2.50%	2.13%	1.74%	1.53%	1.16%
	Weighted average receive rate on interest rate swaps, at period-end	5.05%	4.87%	4.28%	2.96%	1.65%
	Weighted average net rate on interest rate swaps, at period-end	(2.55%)	(2.74%)	(2.54%)	(1.43%)	(0.49%)

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
4

Income Statement Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Summary Income Statement	Total interest income	$921,494	$818,250	$798,934	$678,488	$645,615
	Total interest expense	953,457	798,787	663,847	400,491	170,475
	Net interest income	($31,963)	$19,463	$135,087	$277,997	$475,140
	Total economic interest expense *[1]	$528,164	$413,081	$377,247	$259,381	$169,483
	Economic net interest income *	$393,330	$405,169	$421,687	$419,107	$476,132
	Total interest income (excluding PAA) *	$909,571	$818,741	$790,798	$633,074	$518,094
	Economic net interest income (excluding PAA) *	$381,407	$405,660	$413,551	$373,693	$348,611
	GAAP net income (loss)	$161,187	($839,328)	($886,814)	($273,977)	$863,317
	GAAP net income (loss) available (related) to common stockholders [2]	$131,267	($876,131)	($918,336)	($302,147)	$839,813
	GAAP net income (loss) per average common share [2]	$0.27	($1.79)	($1.96)	($0.70)	$2.21
	Earnings available for distribution *	$389,475	$427,130	$448,009	$480,696	$490,802
	Earnings available for distribution attributable to common stockholders *[2]	$353,709	$395,255	$418,035	$453,813	$463,919
	Earnings available for distribution per average common share *[2]	$0.72	$0.81	$0.89	$1.06	$1.22
	PAA cost (benefit)	($11,923)	$491	($8,136)	($45,414)	($127,521)
	Weighted average experienced CPR for the period	7.0%	5.5%	7.5%	9.8%	14.9%
	Weighted average projected long-term CPR at period-end	8.6%	8.4%	7.8%	7.6%	7.7%

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
5

Key Earnings Metrics

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Key GAAP Earnings Metrics	Dividends declared per common share	$0.65	$0.65	$0.88	$0.88	$0.88
	Total common and preferred dividends declared (1)	$358,214	$354,374	$443,513	$440,033	$382,350
	Annualized GAAP return (loss) on average equity	5.42%	(28.84%)	(31.78%)	(9.94%)	30.60%
	Annualized GAAP return (loss) on average equity per unit of GAAP leverage	0.89%	(4.89%)	(5.30%)	(1.71%)	5.67%
	Net interest margin	(0.15%)	0.09%	0.65%	1.42%	2.64%
	Average yield on interest earning assets	4.27%	3.96%	3.86%	3.47%	3.58%
	Average GAAP cost of interest bearing liabilities	5.00%	4.52%	3.71%	2.38%	1.12%
	Net interest spread	(0.73%)	(0.56%)	0.15%	1.09%	2.46%
Key Non-GAAP Earnings Metrics	Annualized EAD return on average equity *	13.22%	14.82%	16.19%	17.57%	17.49%
	Annualized EAD return on average equity per unit of economic leverage *	2.28%	2.32%	2.57%	2.47%	2.65%
	Net interest margin (excluding PAA) *	1.66%	1.76%	1.90%	1.98%	2.20%
	Average yield on interest earning assets (excluding PAA) *	4.22%	3.96%	3.82%	3.24%	2.87%
	Average economic cost of interest bearing liabilities *	2.77%	2.34%	2.11%	1.54%	1.11%
	Net interest spread (excluding PAA) *	1.45%	1.62%	1.71%	1.70%	1.76%

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

6

Components of Economic Net Interest Income *

Unaudited, dollars in thousands

Economic Net Interest Income *

	For the quarters ended				
	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Interest income:					
Agency Securities	$686,912	$603,102	$607,082	$517,528	$497,135
Resi Credit Securities	56,477	53,745	46,673	41,388	30,037
Residential mortgage loans	162,202	147,231	135,116	109,977	91,648
Commercial investment portfolio	8,310	9,887	9,144	8,853	26,575
Reverse repurchase agreements	7,593	4,285	919	742	220
Total interest income	$921,494	$818,250	$798,934	$678,488	$645,615
Economic interest expense:					
Repurchase agreements	$841,257	$698,742	$569,141	$324,573	$105,608
Net interest component of interest rate swaps	(425,293)	(385,706)	(286,600)	(141,110)	(992)
Debt issued by securitization vehicles	101,819	88,934	75,695	64,593	50,303
Participations issued	10,381	11,111	14,408	9,727	9,379
Other	—	—	4,603	1,598	5,185
Total economic interest expense *	$528,164	$413,081	$377,247	$259,381	$169,483
Economic net interest income *	$393,330	$405,169	$421,687	$419,107	$476,132
PAA cost (benefit)	(11,923)	491	(8,136)	(45,414)	(127,521)
Economic net interest income (excluding PAA) *	$381,407	$405,660	$413,551	$373,693	$348,611

** Represents a non-GAAP financial measure.*

ANNALY

7

GAAP Net Income to Earnings Available for Distribution* Reconciliation

Unaudited, dollars in thousands

		For the quarters ended				
		6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
EAD* Reconciliation	GAAP net income (loss)	$161,187	($839,328)	($886,814)	($273,977)	$863,317
	Adjustments to exclude reported realized and unrealized (gains) losses:					
	Net (gains) losses on investments and other (1)	1,316,837	(1,712)	1,124,924	2,702,512	615,216
	Net (gains) losses on derivatives (2)	(1,050,032)	1,286,458	202,337	(1,976,130)	(1,014,651)
	Loan loss provision (reversal) (3)	—	(219)	7,258	(1,613)	(29,380)
	Business divestiture-related (gains) losses (4)	—	—	13,013	2,936	23,955
	Other adjustments:					
	Amortization of intangibles	758	758	758	758	1,302
	Non-EAD (income) loss allocated to equity method investments (5)	541	(244)	(306)	(2,003)	(3,270)
	Transaction expenses and non-recurring items (6)	2,650	1,358	807	1,712	1,751
	Income tax effect of non-EAD income (loss) items	12,364	8,278	(418)	(9,444)	28,841
	TBA dollar roll income and CMBX coupon income (7)	1,734	18,183	34,767	105,543	161,673
	MSR amortization (8)	(41,297)	(43,423)	(38,633)	(22,897)	(33,810)
	EAD attributable to noncontrolling interests	(3,344)	(3,470)	(1,548)	(1,287)	3,379
	Premium amortization adjustment cost (benefit)	(11,923)	491	(8,136)	(45,414)	(127,521)
	Earnings available for distribution *	389,475	427,130	448,009	480,696	490,802
	Dividends on preferred stock	35,766	31,875	29,974	26,883	26,883
	Earnings available for distribution attributable to common stockholders *	$353,709	$395,255	$418,035	$453,813	$463,919

** Represents a non-GAAP financial measure.*
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

8

Book Value Rollforward Net Interest Margin Unaudited 9 Quarter-Over-Quarter Changes in Key Metrics   For the quarters ended 6/30/2023 3/31/2023 12/31/2022 9/30/2022 6/30/2022 Book value per common share, beginning of period $20.77 $20.79 $19.94 $23.59 $27.08   Net income (loss) available (related) to common stockholders 0.27 (1.79) (1.96) (0.70) 2.21   Other comprehensive income (loss) attributable to common stockholders 0.34 2.37 3.68 (2.61) (4.85)   Common dividends declared (0.65) (0.65) (0.88) (0.88) (0.88)   Issuance / buyback of common stock / redemption of preferred stock — 0.05 0.01 0.54 0.03 Book value per common share, end of period $20.73 $20.77 $20.79 $19.94 $23.59 Prior quarter net interest margin 0.09% 0.65% 1.42% 2.64% 3.20% Quarter-over-quarter changes in contribution:   Coupon on average interest earning assets 0.17% 0.22% 0.48% (0.18%) 0.22%   Net amortization of premiums 0.14% (0.12%) (0.09%) 0.07% (0.25%)   GAAP interest expense (0.55%) (0.66%) (1.16%) (1.11%) (0.53%) Current quarter net interest margin (0.15%) 0.09% 0.65% 1.42% 2.64% Prior quarter net interest spread (0.56%) 0.15% 1.09% 2.46% 3.13% Quarter-over-quarter changes in contribution:   Coupon on average interest earning assets 0.17% 0.22% 0.48% (0.18%) 0.22%   Net amortization of premiums 0.14% (0.12%) (0.09%) 0.07% (0.25%)   GAAP interest expense (0.48%) (0.81%) (1.33%) (1.26%) (0.64%) Current quarter net interest spread (0.73%) (0.56%) 0.15% 1.09% 2.46% Net Interest Spread

Quarter-Over-Quarter Changes in Key Metrics (continued)

Unaudited

		For the quarters ended				
		6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Net Interest Margin (excluding PAA)*	Prior quarter net interest margin (excluding PAA) *	1.76%	1.90%	1.98%	2.20%	2.04%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets (including average TBA dollar roll and CMBX balances)	0.49%	0.09%	0.67%	(0.04%)	0.13%
	Net amortization of premiums (excluding PAA)	0.05%	(0.05%)	0.07%	0.42%	0.03%
	TBA dollar roll income and CMBX coupon income	(0.07%)	(0.07%)	(0.29%)	(0.26%)	0.13%
	Interest expense and net interest component of interest rate swaps	(0.57%)	(0.11%)	(0.53%)	(0.34%)	(0.13%)
	Current quarter net interest margin (excluding PAA) *	1.66%	1.76%	1.90%	1.98%	2.20%
Net Interest Spread (excluding PAA)*	Prior quarter net interest spread (excluding PAA) *	1.62%	1.71%	1.70%	1.76%	1.73%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets	0.17%	0.22%	0.48%	(0.17%)	0.22%
	Net amortization of premiums (excluding PAA)	0.09%	(0.08%)	0.10%	0.54%	0.03%
	Interest expense and net interest component of interest rate swaps	(0.43%)	(0.23%)	(0.57%)	(0.43%)	(0.22%)
	Current quarter net interest spread (excluding PAA) *	1.45%	1.62%	1.71%	1.70%	1.76%

** Represents a non-GAAP financial measure.*

ANNALY

10

Quarter-Over-Quarter Changes in Annualized Return on Average Equity

Unaudited

		For the quarters ended				
		6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Annualized GAAP Return (Loss) on Average Equity	Prior quarter annualized GAAP return (loss) on average equity	(28.84%)	(31.78%)	(9.94%)	30.60%	65.62%
	Quarter-over-quarter changes in contribution:					
	Coupon income	1.88%	0.22%	4.71%	1.40%	3.20%
	Net amortization of premiums and accretion of discounts	0.98%	(0.73%)	(0.70%)	0.35%	(1.58%)
	GAAP interest expense	(4.60%)	(3.66%)	(9.26%)	(8.49%)	(3.61%)
	Net servicing income	(0.11%)	(0.04%)	0.25%	0.66%	0.76%
	Net gains (losses) on investments and other	(44.06%)	40.38%	57.77%	(76.28%)	(16.63%)
	Net gains (losses) on derivatives	80.55%	(33.98%)	(73.83%)	40.84%	(17.24%)
	Business divestiture-related gains (losses) (1)	0.00%	0.46%	(0.36%)	0.74%	(0.84%)
	Loan loss provision	(0.01%)	0.27%	(0.32%)	(0.90%)	0.97%
	Other (2)	(0.37%)	0.02%	(0.10%)	1.14%	(0.05%)
	Current quarter annualized GAAP return (loss) on average equity	5.42%	(28.84%)	(31.78%)	(9.94%)	30.60%
Annualized EAD Return on Average Equity*	Prior quarter annualized EAD return on average equity *	14.82%	16.19%	17.57%	17.49%	14.01%
	Quarter-over-quarter changes in contribution:					
	Coupon income	1.90%	0.25%	4.79%	1.44%	3.26%
	Net amortization of premiums (excluding PAA)	0.57%	(0.43%)	0.66%	3.23%	(0.29%)
	Interest expense and net interest component of interest rate swaps	(3.60%)	(0.69%)	(4.16%)	(3.44%)	(1.57%)
	Net servicing income	(0.11%)	(0.04%)	0.25%	0.67%	0.76%
	TBA dollar roll income and CMBX coupon income	(0.57%)	(0.62%)	(2.60%)	(1.90%)	1.55%
	Other (3)	0.21%	0.16%	(0.32%)	0.08%	(0.23%)
	Current quarter annualized EAD return on average equity *	13.22%	14.82%	16.19%	17.57%	17.49%

** Represents a non-GAAP financial measure.*
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
11

Residential & Other Investments Overview as of June 30, 2023

Unaudited, dollars in thousands

Agency Fixed-Rate Securities (Pools)							
Original Weighted Avg. Years to Maturity	Current Face Value	% [3]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
<=15 years [1]	$1,946,834	2.8%	4.14%	101.2%	97.7%	12.9%	$1,901,786
20 years	323,514	0.5%	3.48%	100.9%	94.6%	8.3%	306,145
>=30 years [2]	67,381,416	96.7%	4.30%	100.9%	96.0%	6.9%	64,718,821
Total/Weighted Avg.	$69,651,764	100.0%	4.29%	101.0%	96.1%	6.9%	$66,926,752

TBA Contracts							
Type	Notional Value	% [4]	Weighted Avg. Coupon	Implied Cost Basis			Implied Market Value
15-year	$–	–%	–%	$–			$–
30-year	3,734,000	100.0%	4.84%	3,625,443			3,627,716
Total/Weighted Avg.	$3,734,000	100.0%	4.84%	$3,625,443			$3,627,716

Agency Adjustable-Rate Securities							
Weighted Avg. Months to Reset	Current Face Value	% [3]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
0 - 24 months	$210,610	89.1%	4.46%	108.9%	101.9%	15.6%	$214,652
25 - 40 months	25,822	10.9%	3.00%	111.0%	95.5%	14.6%	24,670
Total/Weighted Avg.	$236,432	100.0%	4.30%	109.2%	101.2%	15.5%	$239,322

Agency Interest-Only Collateralized Mortgage-Backed Obligations							
Type	Current Notional Value	% [4]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Interest-only	$1,060,497	8.6%	3.39%	18.2%	15.3%	6.9%	$162,064
Inverse interest-only	1,247,699	10.2%	0.91%	24.0%	10.5%	7.6%	131,455
Multifamily interest-only	9,981,246	81.2%	0.62%	3.3%	3.1%	0.3%	304,671
Total/Weighted Avg.	$12,289,442	100.0%	0.89%	6.7%	4.9%	5.6%	$598,190

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

12

Residential & Other Investments Overview as of June 30, 2023 (continued)

Unaudited, dollars in thousands

Mortgage Servicing Rights							
Type	Unpaid Principal Balance	Servicing Fee	Weighted Avg. Note Rate	Valuation	Discount Rate	Projected CPR	Estimated Fair Value
MSR held directly	$141,506,002	0.26%	3.0%	142.7%	8.8%	5.2%	$2,018,896
MSR of limited partnership interest [(1)]	2,699,010						37,188
Total/Weighted Avg.	$144,205,012	0.26%	3.0%	142.7%	8.8%	5.2%	$2,056,084

Residential Credit Portfolio						
Sector	Current Face / Notional Value	% [(2)]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Estimated Fair Value
Residential credit risk transfer	$1,037,685	6.8%	9.32%	99.9%	102.6%	$1,064,401
Alt-A	137,130	0.8%	4.91%	96.3%	86.9%	119,215
Prime	837,579	1.3%	3.43%	95.0%	79.5%	196,613
Subprime	226,613	1.2%	6.33%	86.6%	79.8%	180,886
NPL/RPL	1,271,228	7.7%	4.11%	99.3%	93.9%	1,193,350
Prime jumbo	8,388,475	2.0%	4.08%	103.9%	94.0%	318,042
Residential mortgage loans	13,743,613	80.2%	4.97%	99.7%	90.8%	12,472,739
Total/Weighted Avg.	$25,642,323	100.0%	5.18%			$15,545,246

Other Credit Products					
Type	Current Face / Notional Value	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Estimated Fair Value
CRE CLO	$344,122	6.60%	99.6%	97.3%	$334,673
SASB	$31,242	7.60%	99.8%	99.3%	$31,017

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY 13

Residential Credit Securities Detail as of June 30, 2023

Unaudited, dollars in thousands

Product	Estimated Fair Value	Payment Structure: Senior	Payment Structure: Subordinate	Investment Characteristics [1]: Coupon	Credit Enhancement	60+ Delinquencies	3M VPR [2]
Credit Risk Transfer	$1,064,401	$—	$1,064,401	9.32%	1.92%	0.80%	5.24%
Alt-A	119,215	59,219	59,996	4.91%	14.63%	1.98%	7.94%
Prime	196,613	42,858	153,755	3.43%	8.02%	0.35%	4.91%
Subprime	180,886	68,503	112,383	6.33%	23.18%	9.07%	7.65%
Re-Performing Loan Securitizations	759,938	396,586	363,352	4.41%	27.61%	23.10%	5.51%
Non-Performing Loan Securitizations	433,412	406,441	26,971	3.57%	40.40%	60.40%	10.10%
Prime Jumbo	318,042	83,926	234,116	4.08%	3.13%	0.35%	4.62%
Total	$3,072,507	$1,057,533	$2,014,974	5.90%	16.34%	15.28%	6.20%

Product	Bond Coupon: ARM	Fixed	Floater	Interest Only	Estimated Fair Value
Credit Risk Transfer	$—	$—	$1,064,401	$—	$1,064,401
Alt-A	3,278	115,856	81	—	119,215
Prime	—	192,356	—	4,257	196,613
Subprime	—	157,436	23,339	111	180,886
Re-Performing Loan Securitizations	—	759,938	—	—	759,938
Non-Performing Loan Securitizations	—	433,412	—	—	433,412
Prime Jumbo	—	227,004	31,230	59,808	318,042
Total	$3,278	$1,886,002	$1,119,051	$64,176	$3,072,507

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY 14

Hedging and Liabilities as of June 30, 2023

Unaudited, dollars in thousands

Interest Rate Swaps

Maturity	Current Notional (1)(2)	Weighted Avg. Pay Rate	Weighted Avg. Receive Rate	Weighted Avg. Years to Maturity(3)
0 to 3 years	$21,617,608	2.02%	5.01%	0.89
> 3 to 6 years	7,464,799	2.96%	5.06%	4.57
> 6 to 10 years	27,823,637	2.72%	5.12%	8.10
Greater than 10 years	2,081,060	3.71%	4.84%	24.43
Total / Weighted Avg.	$58,987,104	2.50%	5.05%	5.58

Interest Rate Swaptions

Type	Current Underlying Notional	Weighted Avg. Underlying Fixed Rate	Weighted Avg. Underlying Floating Rate	Weighted Avg. Underlying Years to Maturity	Weighted Avg. Months to Expiration
Long Pay	$2,500,000	2.02%	3M LIBOR	7.69	8.25
Long Receive	$750,000	1.57%	3M LIBOR	10.57	6.79

Futures Positions

Type	Long Contracts	Short Contracts	Net Positions	Weighted Avg. Years to Maturity
U.S. Treasury Futures - 2 year	$—	($9,071,400)	($9,071,400)	1.97
U.S. Treasury Futures - 5 year	$98,000	$—	$98,000	4.39
U.S. Treasury Futures - 10 year & Greater	$—	($2,439,800)	($2,439,800)	8.01
Total / Weighted Avg.	$98,000	($11,511,200)	($11,413,200)	3.26

Repurchase Agreements and Other Secured Financing

Maturity	Principal Balance	Weighted Avg. Rate At Period End
Within 30 days	$40,322,735	5.24%
30 to 59 days	13,179,036	5.35%
60 to 89 days	1,264,196	5.78%
90 to 119 days	991,084	5.51%
Over 120 days(4)	6,380,549	5.56%
Total / Weighted Avg.	$62,137,600	5.31%

Total Indebtedness

		Weighted Average Rate		
	Principal Balance	At Period End	For the Quarter	Days to Maturity(5)
Repurchase agreements	$61,637,600	5.29%	5.15%	44
Other secured financing	500,000	7.92%	7.81%	473
Debt issued by securitization vehicles	11,041,032	3.97%	3.96%	12,356
Participations issued	511,379	6.64%	6.26%	10,895
Total indebtedness	$73,690,011			

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
15

Quarter-Over-Quarter Interest Rate and MBS Spread Sensitivity

Unaudited

Assumptions:

- The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of June 30, 2023 and March 31, 2023
- The interest rate sensitivity reflects instantaneous parallel shifts in rates
- The MBS spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk
- All tables assume no active management of the portfolio in response to rate or spread changes

Interest Rate Sensitivity [1]

	As of June 30, 2023		As of March 31, 2023	
Interest Rate Change (bps)	Estimated Percentage Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]	Estimated Percentage Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]
(75)	0.1%	0.6%	(0.2%)	(1.3%)
(50)	0.1%	1.0%	—%	(0.2%)
(25)	0.1%	0.7%	—%	0.2%
25	(0.2%)	(1.2%)	(0.1%)	(0.8%)
50	(0.4%)	(2.9%)	(0.3%)	(2.1%)
75	(0.6%)	(5.0%)	(0.5%)	(3.9%)

MBS Spread Sensitivity [1]

	As of June 30, 2023		As of March 31, 2023	
MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]
(25)	1.4%	10.6%	1.5%	11.2%
(15)	0.8%	6.3%	0.9%	6.7%
(5)	0.3%	2.1%	0.3%	2.2%
5	(0.3%)	(2.1%)	(0.3%)	(2.2%)
15	(0.8%)	(6.2%)	(0.9%)	(6.6%)
25	(1.3%)	(10.4%)	(1.5%)	(10.9%)

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
16

Appendix

Consolidated Statements of Financial Condition

Dollars in thousands, except per share data

	6/30/2023 (unaudited)	3/31/2023 (unaudited)	12/31/2022 [1]	9/30/2022 (unaudited)	6/30/2022 (unaudited)
Assets					
Cash and cash equivalents	$ 1,236,872	$ 1,794,173	$ 1,576,714	$ 1,466,171	$ 853,932
Securities	71,202,461	69,238,185	65,789,907	66,839,353	59,042,734
Loans, net	1,154,320	1,642,822	1,809,832	1,551,707	1,487,133
Mortgage servicing rights	2,018,896	1,790,980	1,748,209	1,705,254	1,421,420
Interests in MSR	—	—	—	—	83,622
Assets transferred or pledged to securitization vehicles	11,318,419	10,277,588	9,121,912	9,202,014	8,877,247
Assets of disposal group held for sale	—	—	—	11,371	97,414
Derivative assets	457,119	400,139	342,064	1,949,530	748,432
Receivable for unsettled trades	787,442	679,096	575,091	2,153,895	434,227
Principal and interest receivable	944,537	773,722	637,301	262,542	300,028
Intangible assets, net	15,163	15,921	16,679	17,437	18,195
Other assets	195,248	219,391	233,003	247,490	272,865
Total assets	$ 89,330,477	$ 86,832,017	$ 81,850,712	$ 85,406,764	$ 73,637,249
Liabilities and stockholders' equity					
Liabilities					
Repurchase agreements	$ 61,637,600	$ 60,993,018	$ 59,512,597	$ 54,160,731	$ 51,364,097
Other secured financing	500,000	250,000	250,000	250,000	—
Debt issued by securitization vehicles	9,789,282	8,805,911	7,744,160	7,844,518	7,502,483
Participations issued	492,307	673,431	800,849	745,729	696,944
Liabilities of disposal group held for sale	—	—	—	1,151	3,608
Derivative liabilities	156,182	473,515	204,172	764,535	379,708
Payable for unsettled trades	4,331,315	3,259,034	1,157,846	9,333,646	1,995,960
Interest payable	140,620	118,395	325,280	30,242	91,962
Dividends payable	321,031	321,023	412,113	411,762	354,027
Other liabilities	74,795	28,657	74,269	912,895	158,560
Total liabilities	77,443,132	74,922,984	70,481,286	74,455,209	62,547,349
Stockholders' equity					
Preferred stock, par value $0.01 per share [2]	1,536,569	1,536,569	1,536,569	1,536,569	1,536,569
Common stock, par value $0.01 per share [3]	4,939	4,939	4,683	4,679	4,023
Additional paid-in capital	23,550,346	23,543,091	22,981,320	22,967,665	21,293,146
Accumulated other comprehensive income (loss)	(2,382,531)	(2,550,614)	(3,708,896)	(5,431,436)	(4,310,926)
Accumulated deficit	(10,933,044)	(10,741,863)	(9,543,233)	(8,211,358)	(7,496,061)
Total stockholders' equity	11,776,279	11,792,122	11,270,443	10,866,119	11,026,751
Noncontrolling interests	111,066	116,911	98,983	85,436	63,149
Total equity	11,887,345	11,909,033	11,369,426	10,951,555	11,089,900
Total liabilities and equity	$ 89,330,477	$ 86,832,017	$ 81,850,712	$ 85,406,764	$ 73,637,249

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
18

Consolidated Statements of Comprehensive Income (Loss)

Unaudited, dollars in thousands, except per share data

For the quarters ended	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Net interest income					
Interest income	$ 921,494	$ 818,250	$ 798,934	$ 678,488	$ 645,615
Interest expense	953,457	798,787	663,847	400,491	170,475
Net interest income	(31,963)	19,463	135,087	277,997	475,140
Net servicing income					
Servicing and related income	83,790	84,273	82,040	74,486	55,685
Servicing and related expense	8,930	7,880	7,659	7,780	5,949
Net servicing income	74,860	76,393	74,381	66,706	49,736
Other income (loss)					
Net gains (losses) on investments and other	(1,308,948)	1,712	(1,124,924)	(2,702,512)	(615,216)
Net gains (losses) on derivatives	1,475,325	(900,752)	84,263	2,117,240	1,015,643
Loan loss (provision) reversal	—	219	(7,258)	1,613	26,913
Business divestiture-related gains (losses)	—	—	(13,013)	(2,936)	(23,955)
Other, net	9,105	15,498	7,569	1,526	(5,486)
Total other income (loss)	175,482	(883,323)	(1,053,363)	(585,069)	397,899
General and administrative expenses					
Compensation expense	30,635	29,391	29,714	27,744	22,243
Other general and administrative expenses	12,280	11,437	13,291	10,178	13,795
Total general and administrative expenses	42,915	40,828	43,005	37,922	36,038
Income (loss) before income taxes	175,464	(828,295)	(886,900)	(278,288)	886,737
Income taxes	14,277	11,033	(86)	(4,311)	23,420
Net income (loss)	161,187	(839,328)	(886,814)	(273,977)	863,317
Net income (loss) attributable to noncontrolling interests	(5,846)	4,928	1,548	1,287	(3,379)
Net income (loss) attributable to Annaly	167,033	(844,256)	(888,362)	(275,264)	866,696
Dividends on preferred stock	35,766	31,875	29,974	26,883	26,883
Net income (loss) available (related) to common stockholders	$ 131,267	$ (876,131)	$ (918,336)	$ (302,147)	$ 839,813
Net income (loss) per share available (related) to common stockholders					
Basic	$ 0.27	$ (1.79)	$ (1.96)	$ (0.70)	$ 2.21
Diluted	$ 0.27	$ (1.79)	$ (1.96)	$ (0.70)	$ 2.20
Weighted average number of common shares outstanding					
Basic	494,165,256	489,688,364	468,250,672	429,858,876	380,609,192
Diluted	494,358,982	489,688,364	468,250,672	429,858,876	380,898,750
Other comprehensive income (loss)					
Net income (loss)	$ 161,187	$ (839,328)	$ (886,814)	$ (273,977)	$ 863,317
Unrealized gains (losses) on available-for-sale securities	(294,045)	675,374	445,896	(2,578,509)	(2,503,250)
Reclassification adjustment for net (gains) losses included in net income (loss)	462,128	482,908	1,276,644	1,457,999	657,806
Other comprehensive income (loss)	168,083	1,158,282	1,722,540	(1,120,510)	(1,845,444)
Comprehensive income (loss)	329,270	318,954	835,726	(1,394,487)	(982,127)
Comprehensive income (loss) attributable to noncontrolling interests	(5,846)	4,928	1,548	1,287	(3,379)
Comprehensive income (loss) attributable to Annaly	335,116	314,026	834,178	(1,395,774)	(978,748)
Dividends on preferred stock	35,766	31,875	29,974	26,883	26,883
Comprehensive income (loss) attributable to common stockholders	$ 299,350	$ 282,151	$ 804,204	$ (1,422,657)	$ (1,005,631)

ANNALY 19

Unaudited, dollars in thousands 20 Income Statement Gains (Losses) Detail   For the quarters ended 6/30/2023 3/31/2023 12/31/2022 9/30/2022 6/30/2022 Net gains (losses) on disposal of investments and other ($610,397) ($521,592) ($1,289,865) ($1,464,360) ($646,177) Net unrealized gains (losses) on instruments measured at fair value through earnings (698,551) 523,304 164,941 (1,238,152) 30,961 Net gains (losses) on investments and other ($1,308,948) $1,712 ($1,124,924) ($2,702,512) ($615,216) Net interest component of interest rate swaps $425,293 $385,706 $286,600 $141,110 $992 Realized gains (losses) on termination or maturity of interest rate swaps 48,148 (145,819) (183,018) (83,393) (16) Unrealized gains (losses) on interest rate swaps 841,702 (956,272) 8,382 1,251,350 897,537 Net gains (losses) on other derivatives 160,182 (184,367) (27,701) 808,173 117,130 Net gains (losses) on derivatives $1,475,325 ($900,752) $84,263 $2,117,240 $1,015,643 Other Income Statement Details

21 Non-GAAP Reconciliations To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. While intended to offer a fuller understanding of the Company’s results and operations, non-GAAP financial measures also have limitations. For example, the Company may calculate its non-GAAP metrics, such as Earnings Available for Distribution ("EAD"), or the premium amortization adjustment ("PAA"), differently than its peers making comparative analysis difficult. Additionally, in the case of non-GAAP measures that exclude the PAA, the amount of amortization expense excluding the PAA is not necessarily representative of the amount of future periodic amortization nor is it indicative of the term over which the Company will amortize the remaining unamortized premium. Changes to actual and estimated prepayments will impact the timing and amount of premium amortization and, as such, both GAAP and non-GAAP results. These non-GAAP measures provide additional detail to enhance investor understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Additional information pertaining to these non-GAAP financial measures and reconciliations to their most directly comparable GAAP results are provided on the following pages. A reconciliation of GAAP net income (loss) to non-GAAP Earnings available for distribution for the quarters ended June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, is provided on page 8 of this supplemental information. Earnings available for distribution, earnings available for distribution attributable to common stockholders, earnings available for distribution per average common share and annualized EAD return on average equity The Company's principal business objective is to generate net income for distribution to its stockholders and to preserve capital through prudent selection of investments and continuous management of its portfolio. The Company generates net income by earning a net interest spread on its investment portfolio, which is a function of interest income from its investment portfolio less financing, hedging and operating costs. Earnings available for distribution, which is defined as the sum of (a) economic net interest income, (b) TBA dollar roll income and CMBX coupon income, (c) net servicing income less realized amortization of MSR, (d) other income (loss) (excluding amortization of intangibles, non-EAD income allocated to equity method investments and other non-EAD components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non-recurring items), and (f) income taxes (excluding the income tax effect of non-EAD income (loss) items) and excludes (g) the premium amortization adjustment ("PAA") representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities is used by the Company's management and, the Company believes, used by analysts and investors to measure its progress in achieving its principal business objective. The Company seeks to fulfill this objective through a variety of factors including portfolio construction, the degree of market risk exposure and related hedge profile, and the use and forms of leverage, all while operating within the parameters of the Company's capital allocation policy and risk governance framework. The Company believes these non-GAAP measures provide management and investors with additional details regarding the Company’s underlying operating results and investment portfolio trends by (i) making adjustments to account for the disparate reporting of changes in fair value where certain instruments are reflected in GAAP net income (loss) while others are reflected in other comprehensive income (loss) and (ii) by excluding certain unrealized, non-cash or episodic components of GAAP net income (loss) in order to provide additional transparency into the operating performance of the Company’s portfolio. In addition, EAD serves as a useful indicator for investors in evaluating the Company's performance and ability to pay dividends. Annualized EAD return on average equity, which is calculated by dividing earnings available for distribution over average stockholders’ equity, provides investors with additional detail on the earnings available for distribution generated by the Company’s invested equity capital. Premium Amortization Expense In accordance with GAAP, the Company amortizes or accretes premiums or discounts into interest income for its Agency mortgage-backed securities, excluding interest-only securities, multifamily and reverse mortgages, taking into account estimates of future principal prepayments in the calculation of the effective yield. The Company recalculates the effective yield as differences between anticipated and actual prepayments occur. Using third-party model and market information to project future cash flows and expected remaining lives of securities, the effective interest rate determined for each security is applied as if it had been in place from the date of the security’s acquisition. The amortized cost of the security is then adjusted to the amount that would have existed had the new effective yield been applied since the acquisition date. The adjustment to amortized cost is offset with a charge or credit to interest income. Changes in interest rates and other market factors will impact prepayment speed projections and the amount of premium amortization recognized in any given period. The Company’s GAAP metrics include the unadjusted impact of amortization and accretion associated with this method. Certain of the Company’s non-GAAP metrics exclude the effect of the PAA, which quantifies the component of premium amortization representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term CPR.

22 Non-GAAP Reconciliations (continued) Economic leverage and economic capital ratios The Company uses capital coupled with borrowed funds to invest primarily in real estate related investments, earning the spread between the yield on its assets and the cost of its borrowings and hedging activities. The Company’s capital structure is designed to offer an efficient complement of funding sources to generate positive risk-adjusted returns for its stockholders while maintaining appropriate liquidity to support its business and meet the Company’s financial obligations under periods of market stress. To maintain its desired capital profile, the Company utilizes a mix of debt and equity funding. Debt funding may include the use of repurchase agreements, loans, securitizations, participations issued, lines of credit, asset backed lending facilities, corporate bond issuance, convertible bonds or other liabilities. Equity capital primarily consists of common and preferred stock. The Company’s economic leverage ratio is computed as the sum of recourse debt, cost basis of TBA and CMBX derivatives outstanding, and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements and other secured financing. Debt issued by securitization vehicles and participations issued are non-recourse to the Company and are excluded from economic leverage. Interest income (excluding PAA), economic interest expense and economic net interest income (excluding PAA) Interest income (excluding PAA) represents interest income excluding the effect of the PAA, and serves as the basis for deriving average yield on interest earning assets (excluding PAA), net interest spread (excluding PAA) and net interest margin (excluding PAA), which are discussed below. The Company believes this measure provides management and investors with additional detail to enhance their understanding of the Company’s operating results and trends by excluding the component of premium amortization expense representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities (other than interest-only securities, multifamily and reverse mortgages), which can obscure underlying trends in the performance of the portfolio. Economic interest expense includes GAAP interest expense and the net interest component of interest rate swaps. The Company uses interest rate swaps to manage its exposure to changing interest rates on its repurchase agreements by economically hedging cash flows associated with these borrowings. Accordingly, adding the net interest component of interest rate swaps to interest expense, as computed in accordance with GAAP, reflects the total contractual interest expense and thus, provides investors with additional information about the cost of the Company's financing strategy. The Company may use market agreed coupon (“MAC”) interest rate swaps in which the Company may receive or make a payment at the time of entering into such interest rate swap to compensate for the off-market nature of such interest rate swap. In accordance with GAAP, upfront payments associated with MAC interest rate swaps are not reflected in the net interest component of interest rate swaps in the Company's Consolidated Statements of Comprehensive Income (Loss). Average yield on interest earning assets (excluding PAA), net interest spread (excluding PAA), net interest margin (excluding PAA) and average economic cost of interest bearing liabilities Net interest spread (excluding PAA), which is the difference between the average yield on interest earning assets (excluding PAA) and the average economic cost of interest bearing liabilities, which represents annualized economic interest expense divided by average interest bearing liabilities, and net interest margin (excluding PAA), which is calculated as the sum of interest income (excluding PAA) plus TBA dollar roll income and CMBX coupon income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract and CMBX balances, provide management with additional measures of the Company’s profitability that management relies upon in monitoring the performance of the business.

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands

	For the quarters ended				
	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Economic leverage ratio reconciliation					
Repurchase agreements	$61,637,600	$60,993,018	$59,512,597	$54,160,731	$51,364,097
Other secured financing	500,000	250,000	250,000	250,000	—
Debt issued by securitization vehicles	9,789,282	8,805,911	7,744,160	7,844,518	7,502,483
Participations issued	492,307	673,431	800,849	745,729	696,944
Total GAAP debt	$72,419,189	$70,722,360	$68,307,606	$63,000,978	$59,563,524
Less non-recourse debt:					
Debt issued by securitization vehicles	($9,789,282)	($8,805,911)	($7,744,160)	($7,844,518)	($7,502,483)
Participations issued	(492,307)	(673,431)	(800,849)	(745,729)	(696,944)
Total recourse debt	$62,137,600	$61,243,018	$59,762,597	$54,410,731	$51,364,097
Plus / (Less):					
Cost basis of TBA and CMBX derivatives	$3,625,443	$12,241,647	$11,050,351	$16,209,886	$19,723,326
Payable for unsettled trades	4,331,315	3,259,034	1,157,846	9,333,646	1,995,960
Receivable for unsettled trades	(787,442)	(679,096)	(575,091)	(2,153,895)	(434,227)
Economic debt *	$69,306,916	$76,064,603	$71,395,703	$77,800,368	$72,649,156
Total equity	$11,887,345	$11,909,033	$11,369,426	$10,951,555	$11,089,900
Economic leverage ratio *	5.8x	6.4x	6.3x	7.1x	6.6x

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

23

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands

	For the quarters ended				
	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Economic capital ratio reconciliation					
Total GAAP assets	$89,330,477	$86,832,017	$81,850,712	$85,406,764	$73,637,249
Less:					
Gross unrealized gains on TBA derivatives [1]	(21,460)	(167,065)	(17,056)	(28,032)	(60,661)
Debt issued by securitization vehicles	(9,789,282)	(8,805,911)	(7,744,160)	(7,844,518)	(7,502,483)
Plus:					
Implied market value of TBA derivatives	3,627,716	12,020,810	10,578,676	15,182,806	19,282,979
Total economic assets *	$83,147,451	$89,879,851	$84,668,172	$92,717,020	$85,357,084
Total equity	$11,887,345	$11,909,033	$11,369,426	$10,951,555	$11,089,900
Economic capital ratio *[2]	14.3%	13.2%	13.4%	11.8%	13.0%
Premium Amortization Reconciliation					
Premium amortization expense	$33,105	$56,534	$38,829	$39,406	($4,869)
Less:					
PAA cost (benefit)	(11,923)	491	(8,136)	(45,414)	(127,521)
Premium amortization expense (excluding PAA)	$45,028	$56,043	$46,965	$84,820	$122,652
Interest Income (excluding PAA) Reconciliation					
GAAP interest income	$921,494	$818,250	$798,934	$678,488	$645,615
PAA cost (benefit)	(11,923)	491	(8,136)	(45,414)	(127,521)
Interest income (excluding PAA) *	$909,571	$818,741	$790,798	$633,074	$518,094
Economic Interest Expense Reconciliation					
GAAP interest expense	$953,457	$798,787	$663,847	$400,491	$170,475
Add:					
Net interest component of interest rate swaps	(425,293)	(385,706)	(286,600)	(141,110)	(992)
Economic interest expense *	$528,164	$413,081	$377,247	$259,381	$169,483
Economic Net Interest Income (excluding PAA) Reconciliation					
Interest income (excluding PAA) *	$909,571	$818,741	$790,798	$633,074	$518,094
Less:					
Economic interest expense *	528,164	413,081	377,247	259,381	169,483
Economic net interest income (excluding PAA) *	$381,407	$405,660	$413,551	$373,693	$348,611

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

24

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands

	For the quarters ended				
	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Economic Metrics (excluding PAA)					
Average interest earning assets	$86,254,955	$82,644,998	$82,859,799	$78,143,337	$72,123,055
Interest income (excluding PAA) *	$909,571	$818,741	$790,798	$633,074	$518,094
Average yield on interest earning assets (excluding PAA) *	4.22%	3.96%	3.82%	3.24%	2.87%
Average interest bearing liabilities	$75,424,564	$70,635,632	$69,981,694	$65,755,563	$60,446,528
Economic interest expense *	$528,164	$413,081	$377,247	$259,381	$169,483
Average economic cost of interest bearing liabilities *	2.77%	2.34%	2.11%	1.54%	1.11%
Economic net interest income (excluding PAA)*	$381,407	$405,660	$413,551	$373,693	$348,611
Net interest spread (excluding PAA) *	1.45%	1.62%	1.71%	1.70%	1.76%
Interest income (excluding PAA) *	$909,571	$818,741	$790,798	$633,074	$518,094
TBA dollar roll income and CMBX coupon income	1,734	18,183	34,767	105,543	161,673
Economic interest expense *	(528,164)	(413,081)	(377,247)	(259,381)	(169,483)
Subtotal	$383,141	$423,843	$448,318	$479,236	$510,284
Average interest earning assets	$86,254,955	$82,644,998	$82,859,799	$78,143,337	$72,123,055
Average TBA contract and CMBX balances, implied cost basis	6,303,202	13,949,884	11,499,881	18,837,475	20,566,553
Subtotal	$92,558,157	$96,594,882	$94,359,680	$96,980,812	$92,689,608
Net interest margin (excluding PAA) *	1.66%	1.76%	1.90%	1.98%	2.20%

** Represents a non-GAAP financial measure.*

ANNALY 25

26 Endnotes Page 2 (1) Net of dividends on preferred stock. (2) GAAP leverage is computed as the sum of repurchase agreements, other secured financing, debt issued by securitization vehicles and participations issued divided by total equity. Economic leverage is computed as the sum of recourse debt, cost basis of to-be-announced ("TBA") and CMBX derivatives outstanding, and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements and other secured financing. Debt issued by securitization vehicles and participations issued are non-recourse to the Company and are excluded from economic leverage. (3) GAAP capital ratio is computed as total equity divided by total assets. Economic capital ratio is computed as total equity divided by total economic assets. Total economic assets include the implied market value of TBA derivatives and are net of debt issued by securitization vehicles. (4) Excludes $126 million of unsettled commitments as of June 30, 2023. There were no unsettled commitments as of March 31, 2023. MSR commitments represent the market value of deals where Annaly has executed a letter of intent. There can be no assurance whether these deals will close or when they will close. (5) Net interest margin represents interest income less interest expense divided by average interest earning assets. Net interest margin (excluding PAA) represents the sum of the Company's interest income (excluding PAA) plus TBA dollar roll income and CMBX coupon income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract and CMBX balances. (6) Average yield on interest earning assets represents annualized interest income divided by average interest earning assets. Average interest earning assets reflects the average amortized cost of our investments during the period. Average yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA). (7) Average GAAP cost of interest bearing liabilities represents annualized interest expense divided by average interest bearing liabilities. Average interest bearing liabilities reflects the average balances during the period. Average economic cost of interest bearing liabilities represents annualized economic interest expense divided by average interest bearing liabilities. Economic interest expense is comprised of  GAAP interest expense and the net interest component of interest rate swaps. Page 3 (1) Includes assets related to the sale of the Company's Middle Market Lending portfolio at September 30, 2022 and June 30, 2022. Page 4 (1) Includes liabilities related to the sale of the Company's Middle Market Lending portfolio at September 30, 2022 and June 30, 2022. (2) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit. Page 4 (continued) (3) Utilizes an actual/360 factor. (4) The average and period-end rates are net of reverse repurchase agreements. Without netting reverse repurchase agreements, the average rate and the period-end rate was unchanged for each period. (5) Measures total notional balances of interest rate swaps, interest rate swaptions (excluding receiver swaptions) and futures relative to repurchase agreements, other secured financing, cost basis of TBA derivatives outstanding and net forward purchases (sales) of investments; excludes MSR and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the hedge ratio does not take into consideration differences in duration between assets and liabilities. Prior to the quarter ended September 30, 2022, the hedge ratio excluded the impact of net forward purchases (sales) of investments from the calculation; all prior periods have been updated to conform to the current presentation resulting in a reduction of 3% to the hedge ratio for the quarter ended June 30, 2022. Page 5 (1) Includes GAAP interest expense and the net interest component of interest rate swaps. (2) Net of dividends on preferred stock. Page 6 (1) Includes dividend equivalents on share-based awards. Page 8 (1) Includes a write-down which is reported in Other, net in the Company's Consolidated Statement of Comprehensive Income (Loss). (2) The adjustment to add back Net (gains) losses on derivatives does not include the net interest component of interest rate swaps which is reflected in earnings available for distribution. The net interest component of interest rate swaps totaled $425.3 million, $385.7 million, $286.6 million, $141.1 million and $1.0 million for the quarters ended June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022, and June 30, 2022, respectively. (3) Includes $0.0 million, $0.0 million, $0.0 million, $0.0 million, and ($2.5) million of loss provision (reversal) on the Company’s unfunded loan commitments for the quarters ended June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022, and June 30, 2022, respectively, which is reported in Other, net in the Company’s Consolidated Statement of Comprehensive Income (Loss). (4) Includes losses (gains) related to the sale of the Company's Middle Market Lending portfolio for the quarters ended December 31, 2022, September 30, 2022 and June 30, 2022. (5) The Company excludes non-EAD (income) loss allocated to equity method investments, which represents the unrealized (gains) losses allocated to equity interests in a portfolio of MSR, which is reported in Other, net in the Company’s Consolidated Statement of Comprehensive Income (Loss).

27 Endnotes (continued) Page 8 (continued) (6) All quarters presented include costs incurred in connection with securitizations of residential whole loans. (7) TBA dollar roll income and CMBX coupon income each represent a component of Net gains (losses) on derivatives. CMBX coupon income totaled $0.5 million for the quarter ended June 30, 2023 and $1.1 million for each of the other quarters presented. (8) MSR amortization utilizes purchase date cash flow assumptions and actual unpaid principal balances and is calculated as the difference between projected MSR yield income and net servicing income for the period. Page 11 (1) Includes gains (losses) related to the sale of the Company's Middle Market Lending portfolio for the quarters ended December 31, 2022, September 30, 2022 and June 30, 2022. (2) Includes other, net, general and administrative expenses and income taxes. (3) Includes other, net (excluding non-EAD items), MSR amortization (a component of net gains (losses) on investments and other), general and administrative expenses (excluding transaction related expenses) and income taxes (excluding non-EAD income tax). Page 12 (1) Includes Agency-backed multifamily securities with an estimated fair value of $1.5 billion. (2) Includes fixed-rate collateralized mortgage obligations with an estimated fair value of $85.5 million. (3) Weighted by current face value. (4) Weighted by current notional value. Page 13 (1) Included in Other assets in the Company’s Consolidated Statements of Financial Condition. (2) Weighted by estimated fair value. Page 14 (1) Investment characteristics exclude the impact of interest-only securities. (2) Represents the 3 month voluntary prepayment rate. Page 15 (1) Current notional is presented net of receiver swaps. As of June 30, 2023, notional amount includes $734.0 million of forward starting pay fixed swaps. (2) As of June 30, 2023, 12%, 12% and 76% of the Company's interest rate swaps were linked to LIBOR, the Federal funds rate and the Secured Overnight Financing Rate, respectively. (3) The weighted average years to maturity of payer interest rate swaps is offset by the weighted average years to maturity of receiver interest rate swaps. As such, the net weighted average years to maturity for each maturity bucket may fall outside of the range listed. (4) Less than 1% of the total repurchase agreements and other secured financing have a remaining maturity over one year. (5) Determined based on estimated weighted average lives of the underlying debt instruments. Page 16 (1) Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with internally derived inputs. Actual results could differ materially from these estimates. (2) Scenarios include Residential Investment Securities, residential mortgage loans, MSR and derivative instruments. (3) Net asset value (“NAV”) represents book value of common equity. Page 18 (1) Derived from the audited consolidated financial statements at December 31, 2022. (2) 6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock - Includes 28,800,000 shares authorized, issued and outstanding. 6.50% Series G Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock - Includes 17,000,000 shares authorized, issued and outstanding. 6.75% Series I Preferred Stock - Includes 17,700,000 shares authorized, issued and outstanding. (3) Includes 1,468,250,000 shares authorized. Includes 493,893,288 shares issued and outstanding at June 30, 2023; Includes 493,880,938 shares issued and outstanding at March 31, 2023; Includes 468,309,810 shares issued and outstanding at December 31, 2022; Includes 467,911,144 shares issued and outstanding at September 30, 2022; Includes 402,303,874 shares issued and outstanding at June 30, 2022. Page 24 (1) Included in Derivative assets in the Company’s Consolidated Statements of Financial Condition. (2) Economic capital ratio is computed as total equity divided by total economic assets.